UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2010

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-6446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 20, 2010, Kinder Morgan Finance Company LLC ("Finance Company"), a Delaware limited liability company and a wholly owned subsidiary of Kinder Morgan, Inc. ("KMI"), issued $750,000,000 aggregate principal amount of 6.000% senior notes due 2018 (the "Notes").  The Notes are fully and unconditionally guaranteed by KMI. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Notes are governed by an Indenture, dated December 20, 2010, among Finance Company, KMI and U.S. Bank National Association, as trustee.  The Notes will mature on January 15, 2018, unless sooner redeemed.  Interest on the Notes will accrue at the rate of 6.000% per year. Interest on the Notes will be payable semiannually in arrears on January 15 and July 15 of each year, commencing on January 15, 2011.  The Notes are the senior secured obligations of Finance Company, ranking equally and ratably in right of payment with all of Finance Company's current and future senior secured indebtedness.  The Notes are guaranteed on a senior secured basis by KMI, which guarantee ranks equally and ratably with all other senior secured indebtedness of KMI from time to time outstanding. The Notes and the guarantee may become unsecured in the future under specified circumstances.

The Indenture and the Officers' Certificate establishing the terms of the Notes are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

4.1	Indenture, dated December 20, 2010, among Kinder Morgan Finance Company LLC, Kinder Morgan, Inc. and U.S. Bank National Association, as Trustee.

4.2	Officers' Certificate establishing the terms of the 6.000% senior notes due 2018 of Kinder Morgan Finance Company LLC (with the form of note attached thereto).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KINDER MORGAN, INC.
Dated:  December 20, 2010                                                                                                       By:  /s/ Joseph Listengart
                                                                                                                                                           Joseph Listengart
                                                                                                                                                          Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated December 20, 2010, among Kinder Morgan Finance Company LLC, Kinder Morgan, Inc. and U.S. Bank National Association, as Trustee.
4.2	Officers' Certificate establishing the terms of the 6.000% senior notes due 2018 of Kinder Morgan Finance Company LLC (with the form of note attached thereto).